UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2011

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Endo Boulevard

Chadds Ford, Pennsylvania 19317

(Address of principal executive offices, including zip code)

(610) 558-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 3, 2011, Endo Pharmaceuticals Holdings Inc. issued a press release announcing the pricing of its private offerings of $500 million aggregate principal amount of 7% senior unsecured notes due 2019 and $400 million aggregate principal amount of 7 1/4% senior unsecured notes due 2022. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1      Press Release of Endo Pharmaceuticals Holdings Inc., dated June 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: June 3, 2011

EXHIBIT LIST

Exhibit NO.	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc., dated June 3, 2011.